UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2019
Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK PAR VALUE $.01 PER SHARE	HOG	NEW YORK STOCK EXCHANGE

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of Harley-Davidson, Inc. (the "Company") held on May 9, 2019 (the "Annual Meeting"), the Company's shareholders voted on three proposals as set forth below, each of which is described in detail in the proxy statement for the Annual Meeting (the “2019 Proxy Statement”). The number of votes cast for, against or withholding authority, and the number of abstentions and any broker non-votes with respect to each matter voted upon are set forth below.

1.
The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of shareholders or until each of their respective successors have been duly elected and qualified:

Director Nominee	Shares Voted in Favor of	Shares Withholding Authority	Broker Non-Votes
Troy Alstead	114,034,242	2,253,563	19,891,006
R. John Anderson	112,843,290	3,444,515	19,891,006
Michael J. Cave	111,772,611	4,515,194	19,891,006
Allan Golston	114,659,495	1,628,310	19,891,006
Matthew S. Levatich	114,547,951	1,739,854	19,891,006
Sara L. Levinson	112,122,561	4,165,244	19,891,006
N. Thomas Linebarger	113,823,328	2,464,477	19,891,006
Brian R. Niccol	112,864,653	3,423,152	19,891,006
Maryrose T. Sylvester	114,780,633	1,507,172	19,891,006
Jochen Zeitz	114,098,757	2,189,048	19,891,006

2.	The approval, on an advisory basis, of the compensation awarded to the Company's named executive officers, as described in the 2019 Proxy Statement. This proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
84,297,143	31,434,827	555,835	19,891,006

3.
The ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. This proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions
123,828,601	11,925,368	424,842

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

May 10, 2019	By:	/s/ Paul J. Krause
Paul J. Krause
Assistant Secretary